                                                                    Exhibit 10.2

INSTRUMENT PREPARED BY,
RECORD AND RETURN TO:
SCOTT A. ELK, ESQ.
ELK, BANKIER, CHRISTU & BAKST LLP
4800 N. Federal Hwy., #200-E
Boca Raton, Florida 33431

                         MORTGAGE AND SECURITY AGREEMENT

THIS IS A  BALLOON  MORTGAGE  SECURING  A FIXED  RATE  OBLIGATION  AND THE FINAL
PRINCIPAL  PAYMENT OR THE PRINCIPAL  BALANCE DUE UPON MATURITY IS  $1,250,000.00
TOGETHER  WITH  ACCRUED  INTEREST,  IF  ANY,  AND ANY  ADVANCEMENTS  MADE BY THE
MORTGAGEE UNDER THE TERMS OF THE MORTGAGE.

         THIS MORTGAGE AND SECURITY AGREEMENT ("Mortgage"), made this 9th day of
December,  2005 between Enclaves of Eagle Nest LLC, a Florida limited  liability company,  whose address is 45 Knollwood Road,  Fifth Floor,  Elmsford,  New York
10523  (hereinafter  called  "Mortgagor")  and K&B Equity Group,  Inc. d/b/a
Magellan Mortgage Group, its successors and/or assigns,  whose office address is
314 Clematis St., Suite 202, West Palm Beach,  Florida  33401,  as Mortgagee and
Secured Party (hereinafter called the "Mortgagee").

                              W I T N E S S E T H :

         WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS  ($1,250.000.00) as
evidenced  by a certain  Promissory  Note of even date  herewith  (the  "Note"), executed by Mortgagor and delivered to Mortgagee, payable according to the terms therein  provided,  and by  reference  being a part hereof to the same extent as though set out in full herein;

         NOW THIS INDENTURE WITNESSETH, to secure the performance and observance by the Mortgagor of all the  covenants,  conditions  and agreements in the Note, this Mortgage, and any other instrument,  agreement or document collateral to or executed or delivered in connection with the loan transaction, (collectively the
"Loan  Documents"),  and in order to charge the properties,  interest and rights hereinafter described with such payment, performance and observance, and for and in  consideration  of the sum of TEN AND  NO/100  ($10.00)  DOLLARS  paid by the
Mortgagee to the Mortgagor, and for other valuable  considerations,  the receipt and  sufficiency  of which is hereby  acknowledged,  the  Mortgagor  does hereby
grant,  bargain,  sell,  alien,  remise,  release,   convey,  assign,  transfer,

                                        1

mortgage, hypothecate,  pledge, deliver, set over, warranty and confirm unto the
Mortgagee, its successors and assigns forever;

         THE MORTGAGED PROPERTY ("Mortgaged Property"):

         ALL  those  certain  pieces,  parcels  or  tracts  of land in which the
Mortgagor has a fee simple interest  situate in the County of Lee County,  State of Florida  (hereinafter  called the  "Land"),  more  particularly  described in
Exhibit "A" attached hereto and made a part hereof;

         TOGETHER WITH all lands,  buildings,  structures  and  improvements  of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery,  equipment,  furniture  and other  personal  property of every nature whatsoever  now or hereafter  owned by the Mortgagor and located in, on, or used or intended to be used in connection  with the operation of the Land,  building, structures or other improvements, betterments, renewals, and replacements to any of the  foregoing,  including  without  limitation,  all materials  intended for construction,  reconstruction,  alteration,  and repairs of improvements  now or hereafter  erected  thereon,  all of which  materials  shall be considered to be included within the mortgaged  premises  immediately on the delivery  thereof to the mortgaged premises, it being mutually agreed that all the aforesaid property owned by Mortgagor and placed by it on the premises  shall,  so far as permitted by law, be considered to be affixed to the realty and covered by this  mortgage, and all of the right,  title and interest of the  Mortgagor in any such personal property or fixtures subject to a conditional  sales contract,  chattel mortgage or similar lien or claim  together  with the benefit of any deposits or payments now or hereafter made by the Mortgagor or on Mortgagor's behalf;

         TOGETHER WITH all easements,  rights-of-way,  strips and gores of land,
streets,  ways,  alleys,   passages,  sewer  rights,  rights,  title,  interest,
privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging,  relating or appertaining to any of the property  hereinabove described or which hereafter  shall in any way belong,  relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions,  remainder and remainders,  rents, issues,  profits thereof, and all the estate, right, title, interest,  property,  possession, claim and demand whatsoever,  at law as well as in equity,  of Mortgagor  of, in and to the same, including, but not limited to, all judgments, awards of damages, and settlements hereafter  made  resulting  from  condemnation  proceedings or the taking of the
Mortgaged  Property or any part thereof under the power of eminent  domain,  the alteration of the grade of any street, or for any damage (whether caused by such taking or otherwise) to the  Mortgaged  Property or any part thereof,  or to any rights appurtenant  thereto, and all proceeds of any sales or other dispositions of the Mortgaged Property or any part thereof;

         TOGETHER WITH all rents, royalties,  issues,  profits,  revenue, income and other  benefits  from the  Mortgaged  Property  to be  applied  against  the indebtedness secured hereby,  provided however,  that permission is hereby given to Mortgagor so long as no default has occurred hereunder, to collect,  receive, take, use and enjoy such rents,  royalties,  issues, profits,  revenue,  income, licenses,  foreclosures,  concessions, and other benefits as they become due and payable,  but not in advance  thereof.  The foregoing  assignment shall be fully
operative   without  any  further  action  on  the  part  of  either  party  and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder, to all rents, royalties, issues, profits, revenue, income and other  benefits from the  Mortgaged  Property,  whether or not  Mortgagee  takes possession of the Mortgaged Property. Upon any such notice of default hereunder, the  permission  hereby given to  Mortgagor  to collect  such rents,  royalties, issues, profits,  revenue, income and other benefits from the Mortgaged Property shall terminate and such  permission  shall not be reinstated upon a cure of the default without Mortgagee's  specific written consent.  Exercise of rights under this paragraph and the application of such rents,  royalties,  issues,  profits, revenue, income or other benefits to such indebtedness,  shall not cure or waive any default or notice of default  hereunder or invalidate  any act done pursuant hereto, but shall be cumulative and in addition to all other rights and remedies to Mortgagee;

         TOGETHER WITH all right,  title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder,  subject, however, to the  conditional  permission  hereinabove  given to  Mortgagor to collect the rentals  under such lease.  The  foregoing  assignment of any lease shall not be deemed to impose upon  Mortgagee any of the  obligations  or duties of Mortgagor provided  in  any  such  lease,  and  Mortgagor  agrees  to  fully  perform  all obligations  of the lessor  under all such  leases.  Upon  Mortgagee's  request,
Mortgagor  agrees  to send a  Mortgagee  a list  of all  leases  covered  by the foregoing  assignment  and as any such lease shall expire or terminate or as any new lease shall be made,  Mortgagor  shall so notify  Mortgagee in order that at all times  Mortgagee  shall  have a current  list of all  leases  affecting  the
Mortgaged  Property.  Mortgagee shall have the right,  any time and from time to time,  to notify any  lessee of the  rights of  Mortgagee  as  provided  by this paragraph.  From  time to time,  upon  request  of  Mortgagee,  Mortgagor  shall specifically  assign  to  Mortgagee  as  additional  security  hereunder,  by an assignment  in writing  in form  approved  by  Mortgagee,  all right,  title and interest  of  Mortgagor  in and to any and all  leases  now or  hereafter  on or affecting the Mortgaged  Property,  together with all security therefore and all monies payable  hereunder,  subject to the  conditional  permission  hereinabove given to Mortgagor to collect the rentals under any such lease.  Mortgagor shall also execute and deliver to Mortgagee any notification,  financing statement, or other  document  reasonably  required  by  Mortgagee  to perfect  the  foregoing assignment as to any such lease.  (This  instrument  constitutes an absolute and present assignment of the terms, royalties,  issues, profits,  revenues,  income and  other  benefits  from the  Mortgaged  Property,  subject,  however,  to the conditional  permission  given to Mortgagor to collect,  receive,  take, use and enjoy the same as provided hereinabove; provided, further, that the existence or exercise  of such  right of  Mortgagor  shall not  operate  to  subordinate  the assignment to any subsequent  assignment,  in whole or in part, by Mortgagor and any such  subsequent  assignment by Mortgagor  shall be subject to the rights of the Mortgagee hereunder);

         TOGETHER WITH a security  interest in (i) all  property,  equipment and fixtures affixed to or located on the Mortgaged Property,  which, to the fullest extent  permitted  by law,  shall  be  deemed  fixtures  and a part of the  real property,  (ii) all articles of personal property and all materials delivered to the Mortgaged  Property for the use and operation of said property or for use in any  construction  being conducted  thereon,  and owned by Mortgagor;  (iii) all
contract  rights,   including   construction   contracts,   service   contracts,
advertising  contracts,  purchase orders,  equipment leases,  all other contract rights associated with the Mortgaged Property, general intangibles,  actions and rights of action, all deposits prepaid expenses,  permits,  licenses,  including all rights to  insurance  proceeds,  (iv) all right,  title and  interest of the
Mortgagor in all tradenames and trademarks  hereinafter  used in connection with the use of the Mortgaged Property, and (v) all proceeds, products, replacements, additions,  substitutions,  renewals  and  accessions  of any of the  foregoing.
Mortgagor hereby grants to Mortgagee, as a secured party, a security interest in all fixtures,  rights in action and personal  property  described  herein.  This
Mortgage is a self-operative  security  agreement with respect to such property, but  Mortgagor  agrees to  execute  and  deliver on demand  such other  security agreements,  financing statements and other instruments as Mortgagee may request in order to perfect  its  security  interest  or to impose the lien  hereof more specifically  upon any of such property.  In addition to those specified  herein
Mortgagee  shall have all the rights and  remedies of a secured  party under the
Uniform Commercial Code.

         PROVIDED,  HOWEVER, that these presents are upon the condition that, if the  Mortgagor  shall pay or cause to be paid to the Mortgagee the principal and interest  payable in respect to the dates on the day or days when payment  shall become due, all without  deduction or credit for taxes or other similar  charges paid by the Mortgagor,  and shall keep, perform and observe all and singular the covenants and promises in the Note, and any renewal, extension, consolidation or modification  thereof,  and in this Mortgage expressed to be kept, performed and observed by and on the part of the  Mortgagor,  all without  fraud or delay then this Mortgage and all the properties,  interest and rights  granted,  bargained, sold, liened, remised, released,  conveyed,  assigned,  transferred,  mortgaged, hypothecated,  pledged,  delivered,  set over,  warranted and  confirmed,  shall cease,  terminate  and be void,  but shall  otherwise  remain in full  force and effect.

                                   ARTICLE ONE

                        PARTICULAR COVENANTS OF MORTGAGE

         1.01  PERFORMANCE  OF NOTE AND MORTGAGE.  The  Mortgagor  will perform, observe and comply with all  provisions  hereof,  of the Note secured hereby and any of the other Loan Documents,  and will promptly pay to the Mortgagee the sum of money expressed in the Note with interest thereof and all other sums required to be paid by the  Mortgagor  pursuant  to the  provisions  of the  Note and the
Mortgage on the day or days when payment shall become due, all without deduction or credit for taxes or other similar  charges paid by the Mortgagor,  time being of the essence for such payments.

         1.02 WARRANTY OF TITLE. The Mortgagor covenants that it is indefeasibly seized of the Land in fee simple, has good, marketable and absolute title to the
Mortgaged  Property  and has full power and lawful  right to convey and mortgage the same in the manner and form aforesaid.  That the Mortgaged  Property is free from all encumbrances  except taxes for the current year and any other permitted
encumbrance   as  shown  on  the  Title   Commitment   delivered   to  Mortgagee
simultaneously  herewith. The Mortgage hereby makes further assurance to perfect fee simple title to the Land in the Mortgagee as may be reasonably required. The
Mortgagor does hereby fully warranty the title to the Mortgaged Property against claims of all persons whomsoever.

         1.03  TAXES, LIENS AND UTILITY CHARGES.

                  (a) The  Mortgagor  covenants  and  agrees to  deliver  to the
         Mortgagee,  on or before April 1, of each year, tax receipts evidencing the payment of all lawfully  imposed taxes upon the Mortgaged  Property for  the  immediately  preceding  calendar  year;  to  deliver  to  the
         Mortgagee  receipts  evidencing the payment of all liens,  levies,  and assessments for public  improvements within thirty (30) days after same shall  become due and payable;  and to pay or discharge  within 30 days after the due date, any and all governmental levies that may be made on the  Mortgaged  Property,  on this Mortgage or the Note or in any other way resulting from the mortgage  indebtedness secured by this Mortgage.
         Mortgagor  shall  have the right to contest  the  payment of ad valorem real property taxes pursuant to and in accordance with applicable state and local law.  Mortgagor agrees to supply proof of such contest to the
         Mortgagee on or before November 1 of each year.

                  (b) The Mortgagor shall not permit any mechanic's,  laborer's, statutory or other lien to be created or to remain outstanding upon any of the  Mortgage  Property  and shall  cause  same to be  released  and discharged, or transferred to Bond as permitted by law, on demand or as provided for in any collateral loan agreement pertaining thereto.

                  (c) In  the  event  of the  passage  of  any  state,  federal, municipal  or  other  governmental  law,  order,  rule  or  regulation, subsequent to the date hereof,  in any manner changing or modifying the laws now in force  governing the taxation of mortgages or debts secured by  mortgages,  or the manner of  collecting  taxes so as to  adversely affect the Mortgage, at the option of the Mortgagee, the entire balance of the principal sum secured by this Mortgage and all interest  accrued thereon shall without notice become  immediately due and payable unless the  Mortgage  shall and does in a proper and legal  manner pay any and all sums of whatever  kind which may be incurred or charged  under such new or modified laws.

                  (d)  Mortgagor  shall,  upon the  request of  Mortgagee,  make monthly deposits with Mortgagee on the date of such regular installment of interest as required by the Note secured hereby (or on the first day of each month if the  interest  payments  are due other than  monthly), until  the Note is  fully  paid,  in an  amount  equal  to  one-twelfth
         (1/12th)  of  such   proportionate   share  of  the  yearly  taxes  and
         assessments  as estimated by the  Mortgagee to be  sufficient to enable the  Mortgagee to pay at least thirty (30) days before they become due, all taxes,  assessments and other similar charges against the Mortgaged
         Property or any part  thereof.  Such added payment shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of the  Mortgagee,  and no interest  shall be payable to Mortgagor with respect thereof. Upon demand of the Mortgagee,  the Mortgagor agrees to deliver to the  Mortgagee  such  additional  monies as are  required to makeup  any  deficiencies  in  the  amounts  necessary  to  enable  the
         Mortgagee to pay such taxes,  assessments  or similar  charges.  In the event of a default by the  Mortgagor in the  performance  of any of the terms,  covenants  and  conditions of this Mortgage or the Note secured hereby,  the  Mortgagee may apply to the reduction of the principal sum or any other sum secured  hereby in such manner as the Mortgagee  shall determine,  any amount  under  this  Paragraph  1.03(d) of Article  One remaining to the Mortgagor's credit.

                  (e) The  Mortgagor  will pay when due and will not  suffer  to remain  outstanding,  all taxes,  assessments and other similar charges and any charges for utilities,  whether public or private, with respect to the Mortgaged Property.

         1.04 NO TAX  CREDITS.  The  Mortgagor  will not  claim or  demand or be entitled to receive any credit or credits on the  principal or interest  payable under the terms of the Note or on any other sums secured hereby,  for so much of the taxes,  assessments or similar  impositions  assessed  against the Mortgaged
Property or any part  thereof,  as are  applicable to the  indebtedness  secured hereby or to the Mortgagee's  interest in the Mortgaged  Property.  No deduction shall be claimed from the taxable  value of the  Mortgaged  Property or any part thereof by reason of the Note or Mortgage.

         1.05  INSURANCE.

                  (a)  Mortgagor  shall at its sole expense  obtain for delivery to, and maintain for the benefit of,  Mortgagee  during the life of the
         Mortgage,  public  liability  insurance  in such  amounts  and for such periods as Mortgagee may require.  Mortgagor  shall pay promptly,  when due, all premiums on the insurance policies and renewals.

                  (b)  Mortgagor  shall  carry  Builder's  Risk  Insurance  once vertical  improvements  have commenced and shall keep the  improvements now existing or hereafter  erected on the Mortgaged  Property,  insured against loss by fire or other hazards,  casualties,  and contingencies, including  but not  limited  to  flood,  in such  amounts  and for such periods as may be required by Mortgagee,  and to pay promptly when due, all premiums on such insurance policies or renewals.

                  (c) All  insurance  shall be carried on companies  approved by the Mortgagee as to financial  standing according to such guidelines as may be adopted  from time to time by  Mortgagee,  and the  policies and renewals  thereof  shall be held by Mortgagee  and shall have  attached thereto loss payable  clauses in favor of and in form acceptable to the
         Mortgagee.  At least thirty (30) days prior to the  expiration  date of all such policies, renewals thereof satisfactory to the Mortgagee shall be delivered  to the  Mortgagee.  The  Mortgagor  shall  deliver to the
         Mortgagee  receipts  evidencing  the  payment  of  all  such  insurance policies and  renewals.  The delivery of the insurance  policies  shall constitute an assignment, as further security of all unearned premiums.
         In the event of loss,  Mortgagor will give immediate  notice by mail to
         Mortgagee  and Mortgagee may make proof of loss if not made promptly by
         Mortgagor,  and each insurance  company  concerned is hereby authorized and  directed  to make  payment  for such loss  directly  to  Mortgagee instead of to  Mortgagor  and  Mortgagee  jointly,  and so long as this
         Mortgage is current and the  Mortgage is not in default  hereunder  the insurance proceeds or any part thereof shall be applied by Mortgagee to the restoration or repair of the property damage provided the insurance proceeds  are  sufficient  to cover all costs of such  restoration  and repair.  In the event of foreclosure of this Mortgage or other transfer
         of  title  to  the  Mortgaged   Property  in   extinguishment   of  the
         indebtedness  secured  hereby,  all right,  title and  interest  of the
         Mortgagor in and to any insurance  policies then in force shall pass to the purchaser or grantee.

                  (d)  Mortgagor  shall,  upon the  request of  Mortgagee,  make monthly deposits with Mortgagee on the date of each regular installment of interest as required by the Note secured hereby (or on the first day of each month if the  interest  payments  are due other than  monthly), until the Note is fully paid, in an amount equal to one-twelfth  (1/12)
         or such  proportionate  share of the yearly  premium for  insurance  as shall enable  Mortgagee to pay for the  insurance  premiums  due.  Such added payments shall not be, nor be deemed to be, trust funds,  but may be commingled with the general funds of the Mortgagee,  and no interest shall be payable to Mortgagor with respect thereof.  Upon demand of the
         Mortgagee,  the  Mortgagor  agrees to  deliver  to the  Mortgagee  such additional  monies as are necessary to make up any  deficiencies in the amounts  necessary  to  enable  the  Mortgagee  to pay  such  insurance premiums when due.

         1.06  CONDEMNATION.  If all or any part of the Mortgaged Property shall be damaged or taken through  condemnation (which term when used in this Mortgage shall  include  any  damage  or taking by any  governmental  authority,  and any transfer by private sale in lieu thereof,  either  temporarily or  permanently), the entire  indebtedness  secured  hereby  shall at the option of the  Mortgagee become  immediately  due and  payable if the  Mortgagee  in its sole  discretion determines  that its security  under this  Mortgage is impaired.  The  Mortgagee shall be entitled to all compensation,  awards, and any other payments of relief therefore  and is hereby  authorized,  at its option to commence,  appear in and prosecute, in its own or the Mortgagor's name, any action or proceeding relating to any  condemnation,  and to  settle  or  compromise  any  claim in  connection therewith. All such compensation,  awards, damages, claims, rights of action and proceeds  and the rights  thereto are hereby  assigned by the  Mortgagor  to the
Mortgagee,  who after deducting therefrom all its expenses including  attorneys'
fees,  may release any monies so  received by it without  affecting  the lien of this  Mortgage  or may apply  the same in such  manner  as the  Mortgagee  shall determine,  to the reduction of the sums secured hereby, and any balance of such monies then remaining  shall be paid to the Mortgagor.  The Mortgagor  agrees to execute such further assignments of any compensations,  awards, damages, claims, rights of action and proceeds as the Mortgagee may require.

         1.07  CARE OF PROPERTY.

                  (a) The  Mortgagor  shall  preserve and maintain the Mortgaged
         Property in good  condition and repair.  Mortgagor  shall not remove or demolish  any building  presently on or hereafter  existing on the Land without  the  written  consent of the  Mortgagee.  Mortgagor  shall not permit, commit or suffer any waste,  impairment or deterioration of the
         Mortgaged Property or of any part thereof, and will not take any action which will  increase the risk of fire or other hazard to the  Mortgaged
         Property or to any part thereof.

                  (b)  Except  as  otherwise   provided  herein,  no  buildings,
         fixtures,  personal  property,  or other part of the Mortgaged Property shall be removed, demolished or substantially altered without the prior written  consent of the Mortgagee.  The Mortgagor may sell or otherwise dispose of, free from the lien of the Mortgage, furniture, furnishings, equipment,  tools,  appliances,  machinery,  fixtures or appurtenances, subject to the lien  hereof,  which may become  worn out,  undesirable, obsolete,  disused  or  unnecessary  for  use in the  operation  of the

         Mortgaged Property,  not exceeding in value the replacement of same by,
         substituting  for  the  same,  other   furniture,   equipment,   tools,
         appliances,  machinery fixtures or appurtenances not necessarily of the same  character,  but of at  least  equal  value to the  Mortgagor  and costing not less than the amount  realized  from the  property  sold or otherwise  disposed of, which shall forthwith  become,  without further action, subject to the lien of this Mortgage.

                  (c) If the  Mortgaged  Property or any part thereof is damaged by fire or any other cause, the Mortgagor shall give immediate  written notice of same as soon as practicable to Mortgagee.

                  (d) The  Mortgagee is hereby  authorized  to enter upon and to inspect the Mortgaged Premises at any time during normal business hours during the life of this Mortgage.

                  (e) The Mortgagor  will  promptly  comply with all present and future laws,  ordinances,  rules and  regulations  of any  governmental authority affecting the Mortgaged Property or any part thereof.

                  (f) If all or any  part of the  Mortgaged  Property  shall  be damaged by fire or other casualty, the Mortgagor shall promptly restore the  Mortgaged  Property to the  equivalent  of its original  condition regardless  of whether  or not there  shall be any  insurance  proceeds therefor.  If a part of the  Mortgaged  Property  shall  be  physically damaged through  condemnation,  the Mortgagor  shall promptly  restore, repair or alter the remaining property in a manner  satisfactory to the
         Mortgagee.

                  (g) If any work required to be performed  under this Paragraph
         1.07 of Article One, no such work shall be  undertaken  until plans and specifications  therefor,  prepared  by an  architect  and/or  engineer satisfactory  to the Mortgagee,  have been submitted to and approved by the Mortgagee.

         1.08 FURTHER  ASSURANCES.  Mortgagor will make,  execute and deliver to the Mortgagee and, where  appropriate,  shall cause to be recorded  and/or filed and from time to time  thereafter to be re-recorded  and/or refiled at such time and in such offices and places as shall be deemed  desirable  by the  Mortgagee,
any  and  all  such  further   mortgages,   instruments  of  further  assurance,
certificates  and other  documents as may, in the opinion of the  Mortgagee,  be necessary or desirable in order to effectuate, complete, perfect, or to continue and preserve:

                  (a) The  obligation of the  Mortgagor  under this Mortgage and
         Note secured hereby, and

                  (b) The lien of this Mortgage as a first lien, upon all of the
         Mortgaged  Property,  whether  now owned or  hereafter  acquired by the
         Mortgagor.

         Upon any failure by the  Mortgagor  to do so, the  Mortgagee  may make, execute,  record,  file,  re-record  and/or re-file any and all such  mortgages, instruments,  certificates  and documents for and in the name of the  Mortgagor,

and the Mortgagor  hereby  irrevocably  appoints the Mortgagee the agent and the attorney-in-fact for the Mortgagor to do so.

         1.09 AFTER ACQUIRED PROPERTY.  The lien of this Security Agreement will automatically  attach,  without  further  act,  to all after  acquired  property attached  to or used in the  operation  of the  Mortgaged  Property  or any part hereof.

         1.10 LEASES  AFFECTING  MORTGAGED  PROPERTY.  The Mortgagor will comply with and observe its  obligations  as landlord  under any leases  affecting  the
Mortgaged  Property or any part thereof.  Mortgagor will furnish  Mortgagee with executed copies of all leases hereafter created on said premises, and all leases hereafter  entered into will be in form and substance subject to the approval of
Mortgagee. The Mortgagee specifically reserves the right to approve all proposed lessees as to  financial  capabilities.  Unless  otherwise  herein  specifically provided,  all leases shall be inferior and  subordinate  in all respects to the lien of this Mortgage,  and the terms of each lease shall so provide.  Mortgagor will  not,  without  the  express  written  consent  of the  Mortgagee,  modify, surrender or terminate, either orally or in writing, any lease hereafter created upon the  Mortgaged  Property,  nor will the  Mortgagor  permit an assignment or sub-lease without the express written consent of the Mortgagee.  Mortgagor shall not  accept  payment of rent more than two (2)  months in  advance  without  the express  written  consent of the Mortgagee.  If requested by the Mortgagee,  the
Mortgagor will specifically  assign to the Mortgagee as additional  security any and all such leases hereafter created, including, without limitation, all rents, royalties,  issues and profits of the premises from time to time  accruing,  the parties hereto acknowledging that this Mortgage constitutes a general assignment of any and all such future leases. Mortgagor hereby represents that there are no leases or agreements  to lease all or any part of the mortgaged  property now in effect, except as previously disclosed by Mortgagor to Mortgagee.

         1.11  EXPENSES.  Mortgagor  shall pay, or reimburse  Mortgagee  for all costs,  charges and expenses,  including  reasonable  attorneys' fees, including appellate  proceedings,  and  disbursements,  and  costs of  abstracts  of title incurred  or paid by  Mortgagee  in any action,  proceeding  or dispute in which
Mortgagee  is made a part or appears  as a party  plaintiff  or party  defendant because of the failure of the Mortgagor promptly and fully to perform and comply with all conditions and covenants of this Mortgage and the Note secured  hereby, including but not limited to, the foreclosure of this Mortgage,  condemnation of all or part of the  Mortgaged  Property,  or any action to protect the  security thereof.  All costs,  charges and expenses so incurred by Mortgagee shall become due and payable  whether or not there be notice,  demand,  attempt to collect or suit  pending.  The  amounts so paid or  incurred by  Mortgagee,  together  with interest  thereon  at the  default  rate as  hereinafter  defined  from the date incurred until paid by Mortgagor, shall be secured by the lien of this Mortgage.

         1.12 MORTGAGEE'S PERFORMANCE OF DEFAULTS.  Except as otherwise provided for  herein,  if the  Mortgagor  shall be in default  in the  payment of any tax assessment,  encumbrance  or other  imposition,  or in its obligation to furnish insurance  hereunder  or  performance  or  observance  of  any  other  covenant, condition or term in this Mortgage,  the Mortgagee,  may, at its option, without waiving or  affecting  its option to  foreclose or any other rights to which the
Mortgagee  may be  entitled  hereunder,  perform  or observe  the same,  and all payments  made or costs or expenses  incurred  by the  Mortgagee  in  connection therewith,  shall be  secured  hereby  and  shall be  immediately  repaid by the

Mortgagor  to the  Mortgagee,  with  interest  thereon  at the  default  rate as hereinafter  defined.  Nothing  contained herein shall be construed as requiring
Mortgagee  to  advance  or  expend  monies  for any  purpose  mentioned  in this paragraph.  The  Mortgagee  is  hereby  empowered  to enter  upon the  Mortgaged
Property or any part thereof for the purpose of performing or observing any such defaulted covenant,  condition or terms,  without thereby becoming liable to the
Mortgagor or any person in possession holding under the Mortgagor.

         1.13 BOOKS AND RECORDS.  The Mortgagor shall keep and maintain,  at all times,  full,  true and  accurate  books of accounts  and  records,  adequate to reflect correctly the results of the operation of the Mortgaged  Property.  Upon request of the Mortgagee, the Mortgagor will furnish to the Mortgagee, within 90 days after the end of each  annual  fiscal  period of the  Mortgagor,  a balance sheet and a statement  of income and  expenses,  both in  reasonable  detail and certified by Borrowers chief  financial  officer or if there is none then by any authorized  party to act on behalf of the Borrower,  and, if applicable,  a rent schedule of the Mortgaged  Property,  certified by an accounting  officer of the
Mortgagor,  showing  the name of each  tenant,  and for each  tenant,  the space occupied, the lease expiration date and the rent paid.

         1.14 ESTOPPEL AFFIDAVITS. The Mortgagor,  within ten days after written
request  from  the   Mortgagee,   shall  furnish  a  written   statement,   duly
acknowledged,  setting forth the unpaid  principal of, and interest on, the Note and whether or not any offsets or defenses  exist  against  such  principal  and interest.  Upon request setting forth the current unpaid  principal  balance and interest on the Note and whether any defaults exist thereunder.

                                   ARTICLE TWO

                                    DEFAULTS

         2.01 EVENT OF DEFAULT. The term "Event of Default" wherever used in the
Mortgage, shall mean any one or more of the following events:

                  (a) Failure by Mortgagor  to pay,  within five (5) days of its due date any  installments of principal or interest due under the Note, or any deposits  for taxes and  assessments  or insurance  premiums due hereunder, or any other sums to be paid by Mortgagor hereunder or under any other instrument securing the Note.

                  (b) Failure by Mortgagor to duly keep, perform and observe any other  covenant,  condition or agreement in the Note,  this Mortgage or any of the other Loan  Documents for a period of thirty (30) days after the  Mortgagee  gives  written  notice  specifying  the breach.  If the default cannot be cured within such thirty (30) days, the  commencement of such  action to cure the  default and the  diligent  and  continuing effort to cure same shall be acceptable.

                  (c) If  Mortgagor  or any  endorser or  guarantor of this Note shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization,  arrangement, composition,  readjustment,  liquidation,
         wage  earner's   plan,   assignment   for  the  benefit  of  creditors,
         receivership,  dissolution,  or  similar  relief  under any  present or

                                       10

         future Federal Bankruptcy Act or any other present or future applicable federal,  state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee,  receiver or liquidator of
         Mortgagor for all or any part of the  properties of Mortgagor or of any guarantor or endorser of the Note;  or if within thirty (30) days after commencement  of any proceeding  against  Mortgagor or any guarantor or
         endorser  of  the  Note,  seeking  any   reorganization,   arrangement,
         composition,  readjustment,  liquidation, dissolution, debtor relief or similar  relief  under any  present or future  federal,  state or other statute or law, such proceeding shall not have been dismissed or stayed on appeal; or if, within the thirty days after appointment  without the consent or acquiescence of Mortgagor or of any endorser or guarantor of the Note, of any trustee,  receiver,  or liquidator of Mortgagor or any endorser  or  guarantor  of the Note,  or of all or any  portion of the
         Mortgaged  Property,  such  appointment  shall not have been vacated or stayed on appeal or  otherwise;  or if within  ten (10) days  after the expiration  of any such  stay,  such  appointment  shall  not have been vacated.

                  (d) The entry by any court of last  resort of a decision  that an  undertaking  by the  Mortgagor  as herein  provided  to pay  taxes,
         assessments,  levies,  liabilities,   obligations  or  encumbrances  is
         legally  inoperative  or  cannot  be  enforced,  or in the event of the passage of any law changing in any way or respect the laws now in force for the taxation of mortgages or debts secured  thereby for any purpose or  the  manner  of  collection  of any  such  taxes,  so as to  effect adversely this Mortgage or the debt secured hereby unless the Mortgagor can and  does in a proper  and  legal  manner,  pay any and all sums of whatever  kind  which may be  incurred  or  charged  under  such new or modified law.

                  (e) If  foreclosure  proceedings  should be  instituted on any mortgage  inferior or superior to the Mortgage,  or if any  foreclosure proceeding is instituted on any lien of any kind which is not dismissed or  transferred  to bond  within  thirty  (30) days of the  service  of foreclosure proceedings on the Mortgagor.

                  (f) Any default under any mortgage superior or inferior to the
         Mortgage.

                  (g) Any  modification of any mortgage  superior or inferior to the Mortgage,  increase in the amount outstanding under any superior or inferior  mortgage,  whether pursuant to a future advance  agreement or otherwise,  or waiver of any principal or interest payments on any note or mortgage  superior or inferior to this  Mortgage,  or release of any guarantor or  modification  of any guaranty  affecting  any superior or inferior mortgage.

                  (h) Any  breach of any  warranty  or  material  untruth of any representation of Mortgagor contained in the Note, this Mortgage or any of the other Loan Documents.

                  (i) Any action prohibited by paragraph 3.01 infra.

                  (j)  Entry  into  a  management  contract  for  the  Mortgaged
         Property  or any  portion  thereof by the  Mortgagor  without the prior written consent of the Mortgagee.

                                       11

                  (k) Any default in connection with any ongoing borrowing which the Mortgagor or any  guarantor  hereof may have  outstanding  from the
         Mortgagee  or  any  of its  affiliates  during  the  pendency  of  this transaction  and  notwithstanding  anything to the  contrary  contained herein,  the  Mortgagee  shall not be  obligated  to release any of the
         Mortgaged  Property held as collateral hereby or in connection with any other loan so long as any loan given by the  Mortgagee to the Mortgagor or any  guarantor  is in default.  For the purpose of the  operation of this  subparagraph  (k),  borrowing and loans between the Mortgagee and any  guarantors  hereof  shall be defined as, and limited to,  those in which any one or more of the Guarantors  individually  or  collectively own a fifty-one (51%) percent interest in the borrower.

                  (l)  If  the   Mortgagor,   pursuant   to   Florida   Statutes
         697.04(1)(b),  as  amended  from time to time,  shall file for record a limitation of the maximum amount which may be secured by this Mortgage.

                  (m) If the Mortgagor  shall  terminate a Defined  Benefit Plan organized  under the Employee  Retirement  Income  Security Act of 1974
         (ERISA)  in force  as of the date  hereof  or at any  time  during  the pendency of this transaction.

         2.02  ACCELERATION  OF  MATURITY.  If an Event of  Default  shall  have occurred and be continuing,  the Mortgagee may, at its sole option,  declare the entire  principal  amount  of the Note then  unpaid,  and the  interest  accrued thereon  to be due and  payable  immediately,  and upon  such  declaration  such principal and interest shall forthwith  become and be due and payable,  as fully and to the  same  effect  as if the  date  of such  declaration  were  the  date originally specified for the maturity of the unpaid balance of the Note.

         2.03  MORTGAGEE'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE AND APPLY
INCOME.

                  (a) If  any  Event  of  Default  shall  have  occurred  and be
         continuing,   the  Mortgagor,  upon  demand  of  the  Mortgagee,  shall
         forthwith  surrender  to the  Mortgagee  the actual  possession  of the
         Mortgaged  Property,  and to the extent  permitted  by law the Mortgage itself,  or such  officers or agents as it may  appoint,  may enter and take  possession  of all the  Mortgaged  Property,  and may exclude the
         Mortgagor and its agents and employees wholly  therefrom,  and may have joint access with the  Mortgagor  to the books,  papers and accounts of the Mortgagor.

                  (b) If the Mortgagor shall, for any reason,  fail to surrender or deliver any such  Mortgaged  Property or any part thereof after such demand by the Mortgagee,  the Mortgagee may obtain a judgment or decree conferring on the Mortgagee the right to immediate possession of all or part of such Mortgaged Property to the Mortgagee, to the entry of which such judgment or decree the Mortgagor hereby specifically consents.

                  (c) The Mortgagor will pay to the Mortgagee,  upon demand, all
         expenses  of  obtaining   such   judgment  or  decree  and   reasonable
         compensation to the Mortgagee,  its attorneys and agents;  and all such

                                       12

         expenses and compensation  shall, until paid, be secured by the lien of this Mortgage.

                  (d) Upon every such entering upon or taking of possession, the
         Mortgagee  may hold,  store,  use,  operate,  manage  and  control  the
         Mortgaged Property and conduct the business thereof,  and, from time to time:

                     (i)   Make  all  reasonably  necessary,  as  determined  by
                           Mortgagee  in  its  sole   discretion,   maintenance,
                           repairs,    renewals,    replacements,     additions,
                           betterments and improvements thereto and thereon, and
                           purchase or otherwise  acquire  additional  fixtures,
                           personalty and other property.

                    (ii)   insure or keep the  Mortgaged  Property  insured  and
                           exercise  all the rights and powers of the  Mortgagor
                           in its name or otherwise, with respect to the same;

                   (iii)   manage  and  operate  the   Mortgaged   Property  and
                           exercise all rights and powers of the  Mortgagor  and
                           exercise  all the rights and powers of the  Mortgagor
                           in its name or otherwise, with respect to the same;

                    (iv)   enter into any and all agreements with respect to the
                           exercise  by  others  of  any of  the  powers  herein
                           granted by the Mortgagee,

all as  the  Mortgagee  from  time  to  time  may  determine  to be to its  best advantage;  and the Mortgagee may collect and receive all the income,  revenues, maintenance assessments,  special assessments,  rents, issues and profits of the same, including those past due as well as those accruing  thereafter,  and after deducting:

                           (aa) all  expenses of taking,  holding,  managing and
                  operating the Mortgaged Property  (including  compensation for the services of all persons employed for such purposes);

                           (bb)  the  cost  of all  such  maintenance,  repairs,
                  renewals, replacements,  additions, betterments,  improvements and purchases and acquisitions;

                           (cc) the cost of such insurance;

                           (dd) such taxes,  assessments and other charges prior
                  to the lien of this Mortgage as the Mortgagee may determine to pay;

                           (ee) other proper charges upon the Mortgaged Property
                  or any part thereof; and

                           (ff)  the  reasonable   compensation   expenses,  and
                  disbursements of the attorneys and agents of the Mortgagee

                                       13

shall apply the remainder of the monies so received by the  Mortgagee,  first to the  payment of accrual  interest;  second to the  payment of any  required  tax deposit,  insurance deposit or expenses required by Mortgagee;  and third toward the outstanding principal balance on the Note.

         2.04  MORTGAGEE'S  POWER OF  ENFORCEMENT.  If an Event of Default shall have occurred and be continuing  the Mortgagee  may, at its sole option,  either with or without entry or taking possession as hereinabove  provided or otherwise proceed  by  suit or  suits  at law or in  equity  or by any  other  appropriate proceeding or remedy (a) to enforce  payment of the Note or the  performance  of any term hereof or any other right (b) to foreclose  this  Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, under the judgment or decree of a court or courts of  competent  jurisdiction,  and (c) to pursue any other remedy  available to it, all as the  Mortgagee  shall deem most effectual for such purposes. Mortgagee may institute an action to foreclose this mortgage  against the mortgaged  property or take such other action at law or in equity for the  enforcement  of this  mortgage and  realization  on the mortgage security or any other security herein or elsewhere  provided for, as the law may allow,  and may proceed  therein to final  judgment and execution for the entire unpaid balance of the principal  debt,  with interest at the rate  stipulated in the note to the date of  default,  and,  thereafter,  at a rate that shall be 6%
higher than the rate in the note at the time of default, together with all other sums due by Mortgagor in  accordance  with the  provisions  of the note and this mortgage,  including  all sums that may have been lent by Mortgagee to Mortgagor after the date of this  mortgage,  and all sums that may have been  advanced  by
Mortgagee for taxes, water or sewer rents, charges or claims,  payments on prior liens, or insurance or repairs to the mortgaged property, and all costs of suit, together with interest at such rate on any judgment  obtained by Mortgagee  from and after the date of any  foreclosure  sale until actual payment is made of the full amount due Mortgagee and of an attorneys' fees for collection that shall be
2% of the total of the foregoing sums but not less than $5000;  or Mortgagee may foreclose  only as to the sum  past  due  with  interest  and  costs,  as  above provided,  without injury to this mortgage or the  displacement or impairment of the remainder of the lien thereof,  and, at such foreclosure sale, the mortgaged property  shall be sold  subject to all  remaining  items of  indebtedness;  and
Mortgagee may again foreclose,  in the same manner, as often as there may be any sum past due; or Mortgagee may enter into  possession of the mortgaged  property with or without  legal action and by force,  if  necessary.  Mortgagee  may then collect  therefrom  all rentals  (which term shall also include sums payable for
use  and   occupation)   and,  after  deducting  all  costs  of  collection  and
administration expenses, apply the net rentals to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion,  may elect:
the payment of taxes,  water and sewer  rents,  charges  and  claims,  insurance
premiums,   and  all  other  carrying  charges;  the  maintenance,   repair,  or
restoration  of the mortgaged  property;  and on account and in reduction of the principal  or  interest,  or both,  hereby  secured.  In and for  that  purpose,
Mortgagor  hereby  assigns to Mortgagee  all rentals due and to become due under any lease or leases or rights to use and  occupation of the  mortgaged  property hereafter created,  as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. Mortgagee shall be  entitled to the  appointment  of a receiver  of all the rents,  issues,  and profits,  as a matter of strict right,  regardless of the value of the mortgaged property and the solvency or insolvency of Mortgagor and other persons liable to pay such indebtedness.  Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such  appointment  shall be made as an admitted  equity and that the same may be done without  notice to  Mortgagor.  The  Mortgagee  shall take action either by

                                       14

proceedings  or by the  exercise of its powers  with  respect to entry or taking possession, as the Mortgagee may determine.

         2.05 LEASES. The Mortgagee, at the Mortgagee's option, is authorized to foreclose  this  Mortgage  subject to the rights of any tenants of the Mortgaged
Property, and the failure to make any such tenants parties defendant to any such foreclosure  proceedings  and to  foreclose  their  rights  will not be,  nor be asserted to by the  Mortgagor,  a defense to any  proceedings  instituted by the
Mortgagor  to collect the sums  secured  thereby,  or any  deficiency  remaining unpaid after the foreclosure sale of the Mortgaged Property.

         2.06   PRINCIPAL  AND  INTEREST   BECOME  DUE  ON   FORECLOSURE.   Upon
commencement  of suit or foreclosure of this Mortgage,  the unpaid  principal of the Note,  if not  previously  declared due, and the interest  accrued  thereon, shall at once become and be immediately due and payable.

         2.07 PURCHASE BY MORTGAGEE. Upon any such foreclosure sale, pursuant to judicial  proceedings,  the  Mortgagee  may bid for and purchase  the  Mortgaged
Property  and,  upon  compliance  with the terms of sale,  may hold,  retain and possess and dispose of such property in its own absolute right,  without further accountability.

         2.08  APPLICATION OF  INDEBTEDNESS  TOWARD  PURCHASE  PRICE.  Upon such foreclosure  sale,  pursuant  to judicial  proceedings,  the  Mortgagee  may, if permitted by law,  after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, compensation and other charges, in paying the purchase price, apply to the purchase price any portion of or all sums due to the Mortgagee under the Note and this Mortgage, in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

         2.09 WAIVER OF APPRAISEMENT,  VALUATION, STAY, EXTENSION AND REDEMPTION
LAWS. The Mortgagor  agrees to the full extent permitted by law, that in case of default on its part hereunder, neither the Mortgagor nor anyone claiming through or  under  it shall  or will  set up,  claim  or seek to take  advantage  of any appraisement, valuation, stay, extension, or redemption laws now or hereafter in force,  in order to prevent or hinder the  enforcement  or  foreclosure  of this
Mortgage,  or the absolute sale of the Property being conveyed, to the final and absolute  putting into  possession  thereof,  immediately  after such sale;  the purchasers  thereof,  and the Mortgagor,  for itself and all who may at any time claim  through or under it, hereby waive to the full extent that it may lawfully do so, the  benefit  of all such laws,  and any and all right to have the assets comprised  in the security  intended to be created  hereby  marshalled  upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction  to  foreclose  such  lien may sell the  Mortgaged  Property  as an entirety.

         2.10  RECEIVER.  If an Event of Default shall occur and be  continuing, then  upon  the  filing  of  a  complaint  or  other  commencement  of  judicial proceedings to enforce the rights of the Mortgagee,  the Mortgagee to the extent permitted  by law and without  regard to the value or  occupancy of the security shall be entitled as a matter of right to the appointment of a receiver to enter

                                       15

upon and take possession of the Mortgaged  Property.  The receiver shall collect all rents, revenues,  issues, income, products and profits thereof, pending such proceedings and apply the same as the Court may direct.  The receiver shall have all rights and powers  permitted under the laws of Florida and such other powers as the court making such  appointment  shall  confer.  The  expenses,  including receiver's fees, counsel fees, costs and agent's  commission,  incurred pursuant to the powers herein  contained shall be secured by this Mortgage.  The right to enter and take possession of, to manage and operate, the Mortgaged Property,  to collect  the  rents,  issues and  profits  thereof,  whether  by a  receiver  or otherwise,  shall be  cumulative  to any  other  right or  remedy  hereunder  or afforded by law, and may be  exercised  concurrent  therewith  or  independently thereof.  Mortgagee  shall be liable to account only for such rents,  issues and profits  actually  received  by  Mortgagee,  whether  received  pursuant to this
Paragraph 2.10 or Paragraph  2.03 above.  Notwithstanding  the  appointment of a receiver, trustee or other custodian, the Mortgagee shall be entitled as pledgee to the possession and control of any cash, or other instruments at the time held by, or payable or deliverable under the terms of this Mortgage to the Mortgagee.

         2.11 SUITS TO PROTECT THE MORTGAGED PROPERTY.  The Mortgagee shall have power (a) to institute  and maintain such suits and  proceedings  as it may deem expedient to prevent any waste or impairment  of the  Mortgaged  Property by any acts which may be unlawful or any violation of the Mortgage,  (b) to preserve or protect its  interest in the  Mortgaged  Property  and in the income,  revenues, rents and profits arising  therefrom,  and (c) to restrain the enforcement of or compliance with any legislation or other governmental  enactment,  rule or order that may be  unconstitutional  or otherwise  invalid,  if the  enforcement or of compliance  with,  such  enactment,  rule or order  would  impair  the  security hereunder or be prejudicial to the interest of the Mortgagee.

         2.12  PROOFS OF  CLAIM.  In the case of any  receivership,  insolvency,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or  other
judicial proceedings  affecting the Mortgagor,  its creditors,  or its property, the  Mortgagee,  to the extent  permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the  claims of the  Mortgagee  allowed in such  proceedings  for the entire amount due and payable by the  Mortgagor  under this Mortgage at the date of the institution of such  proceedings and for any additional  amount which may become due and payable by the Mortgagor hereunder after such date.

         2.13  ACCELERATION; APPLICATION OF MONIES BY MORTGAGEE.

                  (a) If default  shall be made in the payment of any amount due under the Mortgage or the Note secured hereby, then, upon demand of the
         Mortgagee,  the  Mortgagor  will pay to the Mortgagee the entire amount due and payable under the Note. If Mortgagor shall fail to pay the same forthwith upon such demand,  the Mortgagee shall be entitled to sue for and to  recover  a  judgment  for the whole  amount  so due and  unpaid together with costs,  which shall include the reasonable  compensation, expenses and  disbursements  of the  Mortgagee's  agents and  attorneys either before,  after or during the pendency of any proceedings for the enforcement of the Mortgage including appellate proceedings.  The right of the Mortgagee to recover such judgment  shall not be affected by any taking,  possession,  or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this  Mortgage,  or the  foreclosure  of the lien hereof.  In case of a
         foreclosure  sale  of  any  of  the  Mortgaged   Property  and  of  the

                                       16

         application  of the  proceeds of sale to the payment of the debt hereby secured,  the Mortgagee  shall be entitled to enforce payment of and to receive all amounts then  remaining  due and unpaid upon the Note,  and the  Mortgagee  shall be entitled to recover a judgment for any portion of the debt remaining unpaid, with interest.

                   (c) The  Mortgagor  agrees  to the  full  extent  that it may lawfully  so  agree,  that no  recovery  of any  such  judgment  by the
         Mortgagee  and no  attachment  or levy of any  execution  upon any such judgment upon any of the Mortgaged  Property or upon any other property shall in any manner or to any extent  release the lien of the  mortgage upon the Mortgaged Property or any part thereto for any liens,  rights, powers or remedies of the Mortgagee  hereunder,  but such lien, rights, powers and remedies shall continue unimpaired as before.

                  (d) Any monies thus  collected by the Mortgagee or received by the Mortgagee under this Paragraph 2.13 shall be applied as follows:

                  First, to the payment of the reasonable attorneys' fees, costs and expenses incurred by Mortgagee, its agents and attorneys, including but not limited to taxes paid, insurance premiums paid, receivers fees, etc.

                  Second,  toward  payment  of  accrued  interest  on the  Note, including the prepayment premium, if applicable.

                  Third, toward payment of the unpaid balance on the Note.

         2.14 DELAY OR OMISSION NO WAIVER.  No delay or omission of the Mortgage or of any holder of the Note to exercise any right,  power,  or remedy  accruing upon any default  shall  exhaust or impair any such  right,  power or remedy nor shall same be construed  to be a waiver of any such  default,  or  acquiescence, herein;  and  every  right,  power  and  remedy  given by this  Mortgage  to the
Mortgagee may be exercised by Mortgagee from time to time and as often as may be deemed expedient by the Mortgagee.

         2.15 NO  WAIVER OF ONE  DEFAULT  TO  AFFECT  ANOTHER.  No waiver of any default  hereunder  shall extend to or shall affect any  subsequent or any other existing  default or shall  impair any  rights,  powers or  remedies  consequent thereon. If the Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby,  (b) takes other or additional  security for the payment thereof; (c) waives or does not exercise any right granted herein or in the Note,  (d) releases any part of the  Mortgaged  Property from the Note or
Mortgage;  (e) consents to the filing of any map,  plat or replat  thereof,  (f)
consents to the  granting of any easement  thereon,  or (g) makes or consents to any agreement  subordinating the lien hereof, any such act or omission shall not release,  discharge,  modify,  change or affect the original liability under the
Note or otherwise of the Mortgagor or any subsequent  purchaser of the Mortgaged
Property  or any part  thereof,  or any maker,  co-signer,  endorser,  surety or guarantor;  nor shall  any such act or  omission  preclude  the  Mortgagee  from exercising  any right,  power or  privilege  herein  granted or  intended  to be granted in the event of any other default then made or of any subsequent default nor,  except as otherwise  expressly  provided in an instrument  or  instruments executed by the Mortgagee,  shall the lien of this Mortgage be altered  thereby.

                                       17

In the event of the sale or transfer by  operation of law or otherwise of all or any part of the Mortgaged Property, the Mortgagee,  without notice to any person or corporation,  is hereby authorized and empowered to deal with any such vendee or  transferee  with  reference to the  Mortgaged  Property or the  indebtedness secured  hereby,  as fully  and to the same  extent  as it might  deal  with the original  parties hereto and without in any way releasing or discharging  any of the liabilities or undertakings hereunder.

         2.16  DISCONTINUANCE  OF PROCEEDINGS - DISPOSITION OF PARTIES RESTORED.
In case the Mortgagee  shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure,  entry or otherwise,  and such  proceedings  shall have  been  discontinued  or  abandoned  for any  reason,  or  shall  have  been determined  adversely to the  Mortgagee,  then in every such case, the Mortgagor and the  Mortgagee  shall be  restored  to their  former  positions  and  rights hereunder,  and all rights,  powers and remedies of the Mortgagee shall continue as if no such proceeding has been taken.

         2.17 REMEDIES  CUMULATIVE.  No right, power or remedy conferred upon or reserved by the Mortgagee by this  Mortgage,  is intended to be exclusive of any other right,  power or remedy,  but each and every such right,  power and remedy shall be  cumulative  and current  and shall be in addition to any other  right, power and remedy  given  hereunder  or nor or  hereafter  existing  at law or in equity or by statute.

         2.18 SUBROGATION.  The Mortgagee hereby is subrogated to the claims and liens of all  parties  whose  claim or liens  are  discharged  or paid  with the proceeds of the indebtedness secured by this Mortgage.

         2.19 ABSTRACT.  The Mortgagee reserves the right to require an abstract of  title  prepared  by a  reputable  abstracting  company  acceptable  from the earliest public records through a current date, of all instruments affecting the title to the land recorded in the Public Records of the County in which the land is located,  evidencing good and marketable  title to the land,  subject only to such liens or  encumbrances  and such other  matters as shall be  acceptable  to
Mortgagee,  and once  received,  the abstract  shall belong to and remain in the possession of the Mortgagee during the lien of this Mortgage.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

         3.01 NO TRANSFER. It is understood and agreed by Mortgagor that as part of the inducement to Mortgagee to make the loan evidenced by the Note, Mortgagee has  considered  and  relied  upon the  credit  worthiness  and  reliability  of
Mortgagor. Mortgagor covenants and agrees not to assign, sell, convey, transfer, lease, enter into any management agreement,  or further encumber any interest in or any part of the Mortgaged  Property  without the prior written consent of the
Mortgagee, and any such sale, conveyance,  transfer,  lease, or encumbrance made without  Mortgagee's  prior written consent shall constitute an event of default hereunder.  If the Mortgagor is not an individual,  it is further understood and agreed that any assignment, sale, conveyance, transfer, encumbrance or pledge of

                                       18

any ownership  interest of the  Mortgagor,  including  without  limitation,  any transfer of limited liability company membership  interests,  shares of stock or
control  in  Mortgagor,   whether  by  sale,   exchange,   conveyance,   merger,
consolidation,  or otherwise without the Mortgagee's prior written consent shall be deemed a transfer of the Mortgaged Property and prohibited herein. Consent by the Mortgagee shall be at the sole and absolute  discretion of the Mortgagee.  A contract to deed or agreement for deed or  assignment of beneficial  interest in any trust  shall  constitute  a  transfer  pursuant  to the  provisions  of this paragraph.  If any person or entity , should  obtain any  interest in all or any part of the Mortgaged Property, pursuant to the execution and enforcement of any lien, security interest, or other right, whether superior,  equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor and an Event of Default hereunder.

         3.02 UNIFORM COMMERCIAL CODE. The parties agree that this Mortgage is a security agreement under the Uniform Commercial Code for the purpose of creating a lien on the Mortgaged Property.

         3.03  MODIFICATION.  It is understood and agreed that the Mortgagee may at any  time,  without  notice  to  any  person,  grant  to  the  Mortgagor  any modification of any kind or nature  whatsoever,  or allow any change or changes, substitution or substitutions of any of the property  described in this Mortgage or any other collateral which may be held by the Mortgagee without in any manner affecting  the  liability of the  Mortgagor,  any endorsers or guarantors of the indebtedness  hereby  secured  or any  other  person  for  the  payment  of said indebtedness,  together  with  interest  and any other sums which may be due and payable to the Mortgagee,  and also without in any manner affecting or impairing the lien of this Mortgage upon the remainder of the Mortgaged Property and other collateral  which is not changed or  substituted;  and it is also understood and agreed that the Mortgagee may at any time, without notice to any person, release any portion of the property  described in this Mortgage or any other collateral, or any portion of any other  collateral  which may be held as  security  for the payment  of  the  indebtedness  hereby  secured,  either  with  or  without  any consideration  of such release or releases,  without in any manner effecting the liability of the Mortgagor,  all endorsers or guarantors,  if any, and all other persons  who are or shall be liable for the  payment of said  indebtedness,  and without  affecting,  disturbing  or  impairing  in any  manner  whatsoever,  the validity  and  priority of the lien of this  Mortgage for the full amount of the indebtedness  remaining  unpaid,  together with all interest and advances  which shall become payable,  upon the entire remainder of the Mortgaged Property which is  unreleased,  and without in any manner  effecting or impairing to any extent whatsoever  any and  all  other  collateral  security  which  may be held by the
Mortgagee.  It is  distinctly  understood  and agreed by the  Mortgagor  and the
Mortgagee that any release or releases may be made by the Mortgagee  without the consent or approval of any other person or persons whomsoever.

         3.04 LEASING  COMMISSION.  Mortgagor  covenants that every agreement to pay leasing  commissions  with respect to the leasing of space in the  Mortgaged
Property, or any part thereof, if any, are and shall be subject, subordinate and inferior to the right of the Mortgagee,  so that in the event Mortgagee acquires title to the Mortgaged  Property either at a foreclosure sale or by other means,

                                       19

Mortgagee will be exonerated and discharged from all liabilities for the payment of any such commissions or compensations.

         3.05 FINANCIAL STATEMENTS. Mortgagor agrees to deliver quarterly to the
Mortgagee  financial  statements  (balance sheet and profit and loss statements)
prepared by a certified  public  accountant  approved by  Mortgagee  in form and content satisfactory to Mortgagee ("Financial  Statements") of the Mortgagor and
Mortgagor further agrees on behalf of itself, and all guarantors,  co-makers and endorsers  of  the  Note,  to  deliver  quarterly  to the  Mortgagee,  financial statements of the Mortgagor and all guarantors,  co-makers and endorsers  within
30 days of the close of each  calendar-year  quarter along with a sworn itemized statement  of all earnings and  expenses of the  Mortgaged  Property.  Mortgagor agrees  to make the  books  and  accounts  relating  to the  mortgaged  property available for inspection by Mortgagee,  or its representatives,  upon request at any reasonable time. Mortgagor  acknowledges and agrees that this provision is a material  consideration  of the  granting  of  this  Mortgage,  and  that if the
Mortgagor, and all guarantors, co-makers and endorsers fail or refuse to deliver such financial  statements,  that such failure to delivery such statements shall be considered an Event of Default,  and the Mortgagee may, at its option,  elect to accelerate  the  remaining  unpaid  principal  balance due and payable on the
Note, together with all accrued interest, as if the Mortgagor had defaulted in a payment due and payable  under the terms of the Note.  The form of the Financial
Statements  shall be subject to approval by  Mortgagee  and shall  include  such supplemental  schedules as  Mortgagee  may  reasonably  require.  The  foregoing notwithstanding, so long as Mortgagee is a subsidiary consolidated with a public corporation  required  to file  statements  with  the  Securities  and  Exchange
Corporation,  delivery  of the  requisite  10-QSB  and 10-KSB  Statements  shall satisfy the requirements of this section 3.05.

         3.06 MAXIMUM RATE OF INTEREST. Nothing herein contained nor in the Note secured  hereby or any  instrument  or  transaction  related  thereto,  shall be construed  or so operate as the  require  the  Mortgagor,  Maker,  or any person liable for the payment of the loan made  pursuant to said Note,  to pay interest in an amount or at a rate  greater than the maximum  allowed by law.  Should any interest or other charges in the nature of interest paid by the Mortgagor, Maker or any  parties  liable for the payment of the loan of interest in excess of the maximum rate of interest allowed by applicable law, then any and all such excess shall be and the same is hereby waived by the holder hereof, and all such excess shall be  automatically  credited  against  and in  reduction  of the  principal balance,  and any portion of said excess which  exceeds the  principal,  balance shall be paid by the holder hereof to the Mortgagor, Maker or any parties liable for the payment of the loan made  pursuant to said Note,  it being the intent of the parties hereto that under no circumstances shall the Mortgagor, Maker or any parties  liable  for the  payment  of the loan  hereunder,  be  required  to pay interest in excess of the maximum rate allowed by law.

         3.07 DEFAULT  RATE.  The Default Rate of interest  shall be  applicable subsequent  to an Event of  Default  as  defined  in  Paragraph  2.01 and  where elsewhere  provided for in this Mortgage.  The Default Rate shall be the maximum interest  rate per annum  permissible  under  Florida Law, or Federal Law in the event Federal Law pre-empts Florida law or is otherwise applicable.

                                       20

         3.08 TIME IS OF THE ESSENCE.  It is specifically agreed that time is of the essence in this Mortgage and that no waiver of any  obligation  hereunder or of the obligation  secured  hereby shall at any time  thereafter be held to be a waiver of the terms hereof or of the instrument secured hereby.

         3.09  ATTORNEYS' FEES AND EXPENSES.  Wherever  provision is made herein for payment of reasonable  attorneys' fees or counsel fees or expenses  incurred by the Mortgagee,  said provision shall include,  but not limited to, reasonable attorneys'  or  counsels  fees or  expenses  incurred  in any and all  judicial, bankruptcy,  reorganization,  administrative,  or other  proceedings,  including appellate proceedings, whether such proceedings arise before or after entry of a final judgment.

         3.10 FLORIDA CONTRACT.  This mortgage is made by Mortgagor and accepted by Mortgagee in the State of Florida,  with reference to the laws of such State, and shall be construed,  interpreted, enforced and governed by and in accordance with such laws (excluding the principles  thereof  governing  conflicts of law), and Federal law in the event and only in the event Federal law  pre-empts  State law.

         3.11 SUCCESSORS, ASSIGNS INCLUDED IN PARTIES. Whenever in this mortgage one of the parties hereto is named or referred to, the successors and assigns of such party shall be included and all covenants and agreements  contained in this
Mortgage by or on behalf of the Mortgagor or by or on behalf of Mortgagee, shall bind and inure to the benefit of their respective successors and assigns whether so  expressed  or not.  Whenever  the  singular or plural  number,  masculine or feminine or neuter gender is used herein, it shall equally include the other.

         3.12  NOTICE.

                  (a) Mortgagor.  Any notice, demand or instrument authorized by this Mortgage to be served on or give to the Mortgagor may be served on or given to the Mortgagor at:

                                    Enclaves of Eagle Nest LLC
                                    c/o Enclaves Group, Inc.
                                    45 Knollwood Road, Fifth Floor
                                    Elmsford, New York  10523

         or at such other  address as may have been  furnished in writing to the
         Mortgagee by the Mortgagor.

                  (b) Mortgagee.  Any notice, demand or instrument authorized by this Mortgage to be served on or give to the Mortgagor may be served on or given to the Mortgagor at:

                                    Magellan Mortgage Group
                                    314 Clematis Street, Suite 202
                                    West Palm Beach, FL  33401

                                       21

                  with a copy to:

                                    SCOTT A. ELK, ESQ.
                                    ELK,  BANKIER,  CHRISTU  &  BAKST,  LLP 4800
                                    North  Federal  Highway,  Suite  200-E  Boca
                                    Raton, Florida 33431

         or at such other  address as may have been  furnished in writing to the
         Mortgagor by the Mortgagee.

         3.13 HEADINGS. The headings of the articles,  sections,  paragraphs and subdivisions of this Mortgage are for convenience of reference only, and are not to be considered a part hereof,  and shall not limit or otherwise  affect any of the terms hereof.

         3.14 INVALID PROVISIONS TO AFFECT NO OTHERS. In case any one or more of the covenants,  agreements,  terms or provisions contained in this Mortgage, the
Note  or  any of  the  other  Loan  Documents,  shall  be  invalid,  illegal  or
unenforceable  in  any  respect,   the  validity  of  the  remaining  covenants,
agreements,  terms or provisions contained herein and in the Note shall be in no way affected, prejudiced or disturbed thereby.

         3.15 BANKRUPTCY.  Mortgagor hereby agrees that, in consideration of the recitals and mutual covenants  contained herein, and for other good and valuable consideration,  including  the  loan  proceeds  of the  Note,  the  receipt  and sufficiency of which is hereby agreed to,  Mortgagor  represents that it has not
(i) entered into any  reorganization,  arrangement,  composition,  readjustment, liquidation,  dissolution, or similar relief under any present or future federal or state act or law  relating to  bankruptcy,  insolvency,  or other  relief for debtors,  (ii) sought or consented to or  acquiesced in the  appointment  of any trustee,  receiver,  conservator,  or  liquidator,  (iii) is the  subject of any order,  judgment,  or  decree  entered  by any court of  competent  jurisdiction
approving  a  petition   filed  against  such  party  for  any   reorganization,
arrangement,  composition,  readjustment,  liquidation,  dissolution, or similar relief  under any  present  or future  federal or state act or law  relating  to bankruptcy,  insolvency,  or other relief for debtors.  Mortgagor  hereby agrees that, in consideration of the recitals and mutual  covenants  contained  herein, and for other good and valuable  consideration,  Mortgagor  hereby  acknowledges that in the event that it shall (i) file in any  bankruptcy  court of  competent jurisdiction  a petition in  bankruptcy  or be the subject of any  voluntary  or involuntary  petition  under Title 11 of the U.S.  Code as amended  ("Bankruptcy
Code");  (ii) be the subject of any order of relief issued under the  Bankruptcy
Code; (iii) file or be the subject of any petition  seeking any  reorganization, or arrangement, composition,  readjustment,  liquidation, dissolution or similar relief  under any  present  or future  federal or state act or law  relating  to bankruptcy,  insolvency,  or other  relief  for  debtors;  (iv)  have  sought or consented  to or  acquiesced  in the  appointment  of any  trustee or  receiver, conservator,  or liquidator;  or (v) be the subject or any order,  judgment,  or decree entered by any court of competent jurisdiction approving a petition filed
against   Mortgagor,   for   any   reorganization,   arrangement,   composition,
readjustment,  liquidation,  dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy,  insolvency, or other relief for debtors under any present or future  federal or state law relating to bankruptcy,  insolvency or relief for debtors,  then,  subject only to obtaining prior court  approval,  and  without the need for any further  showing of cause,

                                       22

Mortgagee  shall  thereupon be entitled  to, and  Mortgagor  hereby  irrevocably consents to the  granting of relief from any  automatic  stay imposed by Section
362 of the Bankruptcy Code, or otherwise, and waives any rights under Section 11
U.S.C.  Section  365,  on or against  the  exercise  of the rights and  remedies otherwise  available to Mortgagor as provided by law, any legal action under the
Note, Mortgage,  and other Loan Documents  (including,  without limitation,  the right of  Mortgagee to begin or complete  the  foreclosure  suit and sale of the collateral) and otherwise provided by law, and Mortgagor  irrevocably waives its respective right to object to such relief.  Mortgagor specifically agrees not to directly or  indirectly  oppose,  interfere  with,  impede or  otherwise  defend against  Mortgagee's  efforts  to gain  relief  from  the  automatic  stay or to otherwise enforce its rights hereunder. The remedies described in this paragraph are not  exclusive  and shall not limit  Mortgagee's  rights.  To the extent the terms  and  conditions  of this  Article  3.15  are  unenforceable,  illegal  or unconscionable, the same shall be deemed severed and deleted from this Mortgage, and all other terms and conditions shall remain in full force and effect.

         3.16  ENVIRONMENTAL INDEMNITY.

                  (a)  COVENANTS,  REPRESENTATIONS  AND WARRANTIES OF MORTGAGOR.
         Mortgagor  covenants,  represents and warrants that: (a) no substances, including without limitation, asbestos or any substance containing more
         than  0.1  percent   asbestos,   the  group  of   compounds   known  as
         polychlorinated biphenyls, flammable explosives, radioactive materials, chemicals known to cause cancer or reproductive  toxicity,  pollutants, effluents,  contaminants,  emissions or related materials or substances
         (collectively  "Hazardous  Materials")  (any  mixture  of  a  Hazardous
         Material,  regardless of  concentration,  with other materials shall be
         considered   a   Hazardous   Material)   under  any  law   relating  to
         environmental  conditions and  industrial  hygiene,  including  without
         limitation,   the  Resource  Conservation  and  Recovery  Act  of  1976
         ("RCRA"),   42  .S.C.   Section   6901  et  seq.,   the   Comprehensive
         Environmental   Response,   Compensation  and  Liability  Act  of  1980
         ("CERCLA"), 42 U.S.C. Section 9601 et seq., as amended by the Superfund
         Amendments  and  Reauthorization  Act of 1986  ("SARA"),  the Hazardous
         Materials  Transportation  Act, 49 U.S.C.  Section 1801,  et seq.,  the
         Federal Water  Pollution  Control Act, 33 U.S.C.  Section 1251 et seq.,
         the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances
         Control Act, 15 U.S.C. Sections 2601-2629, the Safe Drinking Water Act,
         42 U.S. Section 300f et seq., and all similar federal,  state and local environmental statutes, ordinances and the regulations, orders, decrees now or hereafter promulgated thereunder  (collectively,  the "Hazardous
         Material  Laws"),  have been or shall be  installed,  used,  generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, or otherwise  present in, on or under the Property  except that this provision does not prohibit:  (1) the use of unrecycled  fuel oil as a boiler fuel; (2) the normal use of consumer  products;  or (3)
         the normal use of materials  such as cleaning  products,  copies toner, and similar  materials  routinely  used in office;  (b) no activity has been or shall be undertaken on the Property would case (1) the Property to become a hazardous  waste  treatment,  storage or disposal  facility within the meaning of, or otherwise bring the Property within the ambit of RCRA or any  Hazardous  Material  Law;  (2) a release or  threatened release of Hazardous  Material from the Property within the meaning of, or otherwise  bring the Property  within the ambit of CERCLA or SARA or any Hazardous  Material Law; or (3) the discharge of Hazardous Material into any  watercourse,  body of surface or subsurface water or wetland,

                                       23

         or the discharge  into the  atmosphere of any Hazardous  Material which would  require  a permit  under  any  Hazardous  Material  Law;  (c) no activity has been or shall be  undertaken  with respect to the Property which would cause a  violation  or support a claim under RCRA,  CERCLA,
         SARA or any Hazardous Material Law; (d) no underground storage tanks or underground  Hazardous  Material  deposits  are or were  located on the
         Property  and  subsequently  removed or filled;  (e) no  investigation, administrative  order,  litigation  or  settlement  with respect to any
         Hazardous  Materials is threatened or in existence  with respect to the
         Property;  and (f) no  notice  has been  served on  Mortgagor  from any entity,  governmental body, or individual claiming any violation of any
         Hazardous  Material  Law, or requiring  compliance  with any  Hazardous
         Material Law, or demanding  payment or contribution  for  environmental damage or injury to natural resources

                  (b) INDEMNITIES.  Mortgagor  hereby agrees to  unconditionally indemnify,  defend,  and hold Mortgagee  harmless against any (i) loss, liability,  damage,  expense or claim  arising from the  imposition  or recording of a lien, the incurring of costs of required repairs,  clean up or detoxification  and removal under any Hazardous Material Law with respect to the Property or  liability to any third party in  connection with any  violation  of a Hazardous  Material  Law and (ii) other loss, liability,  damage,  expense  or  claim  which  may be  incurred  by or asserted against  Mortgagee  directly or indirectly  resulting from the presence on or under,  or the  discharge,  emission or release from the
         Property into or upon the land, atmosphere, or any watercourse, body of surface or subsurface water or wetland,  arising from the installation,
         use,   generation,    manufacture,   treatment,   handling,   refining,
         production,  processing,  storage, removal, clean up or disposal of any
         Hazardous  Material  (as  defined  above)  whether  or  not  caused  by
         Mortgagor.

         Mortgagor  shall  pay when due any  judgments  or claims  for  damages, penalties or otherwise against  Mortgagee,  and shall assume the burden and expense of  defending  all suits,  administrative  proceedings  and resolutions of any description with all persons, political subdivisions or government agencies arising out of the occurrences set forth in this
         Agreement.  In the event that such  payment  is not made to  Mortgagee,
         Mortgagee  at its sole  discretion,  may  proceed to file suit  against
         Mortgagor to compel such payments.

         3.17 WAIVER OF JURY TRIAL. MORTGAGOR HEREBY KNOWINGLY,  VOLUNTARILY AND
INTENTIONALLY  WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY
LITIGATION  BASED HEREON OR ARISING OUT OF,  UNDER,  OR IN  CONNECTION  WITH THE
MORTGAGE,  LOAN  DOCUMENTS,  AND ANY  DOCUMENT  CONTEMPLATED  TO BE  EXECUTED IN
CONNECTION  HEREWITH  OR ANY COURSE OF CONDUCT,  COURSE OF  DEALING,  STATEMENTS
(WHETHER  VERBAL OR  WRITTEN),  OR  ACTIONS OF ANY PARTY.  THIS  PROVISION  IS A
MATERIAL INDUCEMENT FOR MORTGAGEE ENTERING INTO THIS MORTGAGE.

                                       24

                                  ARTICLE FOUR

                              ADDITIONAL PROVISIONS

         4.01 LIMITATION ON ADDITIONAL FINANCING:  Mortgagor shall not undertake additional  financing  secured  by any lien or  security  interest  on  property encumbered  in favor of  Mortgagee to secure the loan  without  first  obtaining
Mortgagee's written consent. Any violation of the foregoing limitation shall, at the option of Mortgagee, be deemed an event of default hereunder.

         4.02 COMPLIANCE WITH LAW AND  REGULATIONS:  Mortgagor shall comply with all laws, ordinances,  regulations, and orders of all federal, state, municipal, and other governmental authorities relating to the mortgaged property.

         4.03  INSPECTION:  Mortgagee  and any persons  authorized  by Mortgagee shall have the right at any time, upon reasonable notice to Mortgagor,  to enter the  mortgaged  property  at a  reasonable  hour to inspect and  photograph  its condition and state of repair.

         4.04 MORTGAGOR'S WAIVERS: Mortgagor hereby waives and releases:

                  (a) all errors,  defects,  and imperfections in any proceeding instituted by Mortgagee under the note, this mortgage, or both of them;

                  (b) all benefit  that might  accrue to  Mortgagor by virtue of any present or future law exempting the mortgaged property, or any part of the proceeds  arising from any sale thereof from  attachment,  levy, sale on execution,  or providing  for any stay of execution,  exemption from civil process, or extension of time for payment; and

                  (c)  unless  specifically  required  herein,  all  notices  of
         Mortgagor's   default  or  of  Mortgagee's   election  to  exercise  or
         Mortgagee's  actual  exercise  of any  option  under  the  note or this mortgage.

         4.05  AMENDMENT:  This mortgage  cannot be changed or amended except by agreement in writing signed by the party against whom  enforcement of the change is sought.

         4.06 CONSTRUCTION:  Whenever used in this mortgage,  unless the context clearly indicates a contrary intent:

                  (a) The word  "Mortgagor"  shall mean the person who  executes this mortgage and any  subsequent  owner of the mortgaged  property and his or her respective heirs, executors, administrators, successors, and assigns;

                  (b) The word  "Mortgagee"  shall mean the person  specifically named herein as "Mortgagee", or any subsequent holder of this mortgage;

                  (c) The word  "person"  shall  mean  individual,  corporation, partnership, or unincorporated association;

                  (d) The use of any gender shall include all genders;

                                       25

                  (e) The  singular  number  shall  include  the  plural and the plural the singular, as the context may require;

                  (f) If  Mortgagor  is more than one  person,  all  agreements, conditions, covenants, provisions,  stipulations, warrants of attorney, authorizations,  waivers, releases, options, undertakings,  rights, and benefits  made or given by  Mortgagor  shall be joint and  several  and shall bind and affect all  persons who are  defined as  "Mortgagor"  as fully as though all of them were specifically named herein wherever the word "Mortgagor" is used.

THIS IS A BALLOON  MORTGAGE  AND THE FINAL  PRINCIPAL  PAYMENT OR THE  PRINCIPAL
BALANCE DUE UPON MATURITY IS $1,250,000.00,  TOGETHER WITH ACCRUED INTEREST,  IF
ANY,  AND ALL  ADVANCEMENTS  MADE  BY THE  MORTGAGEE  UNDER  THE  TERMS  OF THIS
MORTGAGE.

         IN WITNESS WHEREOF the parties hereto have set their hands and seals on the date first written above.

WITNESSES:                                    MORTGAGOR:

                                              ENCLAVES OF EAGLE NEST LLC

                                              By:  Enclaves Group, Inc., its
/s/ Faith Witt                                Managing Member
-------------------------------
Printed Name: Faith Witt

/s/ Charles Cirillo
-------------------------------
Printed Name: Charles Cirillo                 By: /s/ Daniel G. Hayes     (L.S.)
                                                  ------------------------------
                                                  Name:  Daniel G. Hayes
                                                  Title: President and CEO

                       (Acknowledgment on following page)

                                       26

STATE OF NEW YORK          )
                           ) ss:
COUNTY OF WESTCHESTER      )

         I  HEREBY  CERTIFY  that  on this  day,  before  me,  an  officer  duly authorized  in the  State  aforesaid  and  in  the  County  aforesaid,  to  take acknowledgements,  personally  appeared  Daniel G. Hayes,  President  and CEO of
Enclaves Group, Inc., a Delaware corporation, the Managing Member of ENCLAVES OF
EAGLE NEST LLC, a Florida limited liability company, who

[X] is personally known to me, or

[_] has produced ______________________ as identification

and who, being duly sworn,  executed the foregoing  instrument and  acknowledged before me that he executed the same.

         WITNESS  my  hand  and  official  seal in the  County  and  State  last aforesaid this 8 day of December, 2005.

                                                  /s/ David Jay Parker
                                                  ------------------------------
                                                           (Signature)
                                                  ______________________________
                                                           (Printed Name)
         My Commission Expires:
         My Commission No. is:

                                                   David Jay Parker
                                            Notray Public, State of New York
                                                    No. 02PA6105869
                                            Qualified in Westchester County
                                            Commission Expires Feb. 23, 2008

                                       27

                                    EXHIBIT A

                                LEGAL DESCRIPTION